COMBINED CARVE-OUT BALANCE SHEET (Predecessor)	Dec. 31, 2020 USD ($)
OceanPal Inc. Predecessors [Member]
CURRENT ASSETS:
Cash and cash equivalents (Note 2(e))	$ 39,638
Accounts receivable, trade (Note 2(f))	1,035,069
Due from a related party	1,169,637
Inventories (Note 2(g))	181,973
Insurance claims (Note 2(h))	941,488
Prepaid expenses	869,662
Total current assets	4,237,467
FIXED ASSETS:
Vessels, net (Note 4)	32,249,299
Total fixed assets	32,249,299
OTHER NON-CURRENT ASSETS:
Deferred charges, net (Notes 2(m) and 4)	701,773
Total assets	37,188,539
CURRENT LIABILITIES:
Accounts payable, trade and other	133,566
Due to a related party	115,280
Accrued liabilities	1,637,623
Total current liabilities	1,886,469
Commitments and contingencies (Note 5)
PARENT EQUITY:
Parent investment, net (Note 6)	144,274,678
Accumulated deficit	(108,972,608)
Total stockholders' equity	35,302,070
Total liabilities and stockholders' equity	$ 37,188,539